UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSR/A

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21348

Name of Fund:  BlackRock Muni Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Muni Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 - Report to Stockholders


Annual Reports
May 31, 2006


Muni Intermediate Duration Fund, Inc. (As Restated)

Muni New York Intermediate Duration Fund, Inc.


(BULL Logo) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. for their information. This is not a prospectus. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.


The financial statements and financial highlights of Muni Intermediate Duration Fund, Inc. have been restated as described in Note 6 to the financial statements. Other information in this report affected by the restatement has been revised.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Board of Directors of each Fund has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Funds' shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Funds upon the closing of the Transaction.


Quality Profiles as of May 31, 2006


                                               Percent of
                                                 Total
                                              Investments
Muni Intermediate Duration Fund, Inc.        (As Restated.
By S&P/Moody's Rating                         See Note 6)

AAA/Aaa                                           43.8%
AA/Aa                                              4.3
A/A                                               12.4
BBB/Baa                                           16.9
BB/Ba                                              3.5
B/B                                                1.2
CCC/Caa                                            1.5
NR (Not Rated)                                    13.6
Other*                                             2.8

 * Includes portfolio holdings in variable rate demand notes.



Muni New York Intermediate                     Percent of
Duration Fund, Inc.                              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           36.0%
AA/Aa                                             18.2
A/A                                                9.3
BBB/Baa                                           15.8
BB/Ba                                              8.5
CCC/Caa                                            2.5
NR (Not Rated)                                     5.3
Other*                                             4.4

 * Includes portfolio holdings in anticipation notes and short-term investments.



ANNUAL REPORTS                                                     MAY 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

  * $1.039 trillion in assets under management as of March 31, 2006.



ANNUAL REPORTS                                                     MAY 31, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds outperformed the average return of the Lipper Intermediate Debt Fund category for the fiscal year, benefiting from their exposure to longer-dated bonds and lower-quality, higher-yielding municipal credits.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in the final three months. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently revised upward to 5.3%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the past year, bringing the federal funds target rate to 5% at period-end. Consequently, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past 12 months, 30-year U.S. Treasury bond yields rose 89 basis points (.89%) to 5.21% and 10-year U.S. Treasury note yields rose 112 basis points to 5.12%, the highest level since May 2002.

While municipal bond yields also rose sharply in recent months, the market's strong technical position provided significant price support and allowed municipal bond prices to decline much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 27 basis points to 4.53% and yields on AAA-rated issues maturing in 10 years rose 53 basis points to 4.02%, resulting in some additional flattening of the municipal yield curve as well.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of over 13% versus 2004. Over the past six-month and three-month periods, new-issue volume declined 13.4% and 11%, respectively, compared to the corresponding periods a year ago. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance their outstanding higher-couponed debt. Year-to-date through May 2006, refunding volume declined over 55% relative to the first five months of 2005. This decline led some analysts to reduce their forecasts for 2006 new issuance from the $350 billion - $370 billion range to the $300 billion - $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute (ICI), long-term municipal bond funds received net new monies of $5.04 billion in 2005 - a sharp reversal from the $3.67 billion outflow in 2004. ICI reports that during the first four months of 2006, tax-exempt mutual funds continued to experience cash flows of over $5.9 billion, significantly higher than the $689 million received during the same period in 2005. Recent statistics from AMG Data Services have indicated that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $275 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the municipal market appear positive. Demand is expected to be sustained as investors receive cash flow from coupon income and the proceeds of bond maturities and calls. In addition, new issuance should be manageable. The favorable supply/demand dynamic, coupled with attractive yields relative to comparable U.S. Treasury bonds, should continue to support the municipal market in the coming months.


Muni Intermediate Duration Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2006, the Common Stock of Muni Intermediate Duration Fund, Inc. had net annualized yields of 5.54% and 5.75%, based on a year-end per share net asset value of $15.07 and a per share market price of $14.52, respectively, and $.835 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.71%, based on a change in per share net asset value from $15.51 to $15.07, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                     MAY 31, 2006



The Fund's total return, based on net asset value, exceeded the +2.28% average return of the Lipper Intermediate Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of 5 years - 10 years.) Previously, Lipper had placed the Fund in the General Municipal Debt Funds (Leveraged) category, which contains funds that invest in various maturity ranges.

Fund performance benefited from the continued contraction of credit spreads in the municipal market, which had a favorable impact on our positions in tax-backed and corporate-related debt, where we have a significant concentration, as well as our exposure to health care-related and land-secured bonds. The greatest contribution to performance came from the Fund's positions in airline-related debt. While this sector lagged in the first six months, airlines resumed a strong rally in the latter half of the fiscal year that resulted in considerable spread tightening. This proved beneficial to some of our larger holdings in Continental Airlines Inc. and American Airlines Inc. Also contributing to performance was strong appreciation in the portfolio's holdings in the bonds of Pocahontas Parkway, a toll road in Virginia that was constructed within the past few years. The road has been signed over to an infrastructure financing entity, with the transaction expected to close in the summer. Given this development, the toll road's outstanding debt is expected to be defeased (or called at its first call date), which has resulted in a price increase in the existing bonds. Finally, our yield curve strategy also proved advantageous. For most of the year, we had an overweight position in bonds with maturities greater than 20 years. This benefited performance as the yield curve flattened and longer-term bonds outperformed short-term issues.

For the six-month period ended May 31, 2006, the total investment return on the Fund's Common Stock was +3.54%, based on a change in per share net asset value from $15.22 to $15.07, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Broadly speaking, we moved the portfolio from a slightly defensive stance to more of a neutral posture as the Fed appeared to be approaching a pause in its interest rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past 12 months, the move was not nearly as dramatic as we have seen in previous periods. Notably, the municipal curve retained a positive slope, particularly relative to the Treasury curve which actually inverted early in 2006, and this contributed to the market's and the Fund's positive performance.

The Fund maintained its focus on refundable, essential service securities from high-demand states. A lack of new-issue supply and increased demand for municipal bonds has caused spreads to narrow in all sectors of the municipal market. We took advantage of these tight spreads to move the Fund's exposure to spread product to neutral while increasing its position in bonds exempt from tax in specialty states. We believe this strategy should prove beneficial with any shift in the demand/supply imbalance in both the high yield sector and the broader municipal market.

For the six months ended May 31, 2006, the average yield for the Fund's Auction Market Preferred Stock was 3.13% for Series M7; 3.20% for Series T7; 3.16% for Series W7; 3.14% for Series TH7; 3.16% for Series F7; and 3.37% for Series TH28. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower interest rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)



ANNUAL REPORTS                                                     MAY 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture. After 17 consecutive interest rate hikes, the Fed may be near a pause in its monetary tightening program. However, global economies and certain pockets of the U.S. economy continue to show solid growth, leading us to believe that it still may be early to become too aggressive. We believe a neutral posture is prudent in the current environment and should provide for competitive performance.


Muni New York Intermediate Duration Fund, Inc.


Describe conditions in the State of New York.

In December, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard & Poor's and Fitch maintained ratings of AA and AA-, respectively, and all three agencies assign a stable outlook to the state's ratings. The New York economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts over the past few years have been strong.

New York's 2006 fiscal year ended on March 31, and preliminary operating results indicate a $2 billion surplus and a $945 million rainy day fund. The 2006 budget had closed an estimated $4 billion deficit. The state finalized the 2007 budget on April 26. The $112.5 billion budget includes roughly
$850 million in tax cuts and applies almost $2 billion from the 2006 fiscal year surplus toward out-year gaps. The budget also includes $700 million in school operating aid as part of compliance with a court order on school funding. It is unclear whether this amount, as well as additional capital grants and bonding authority to New York City, will be sufficient in meeting the court mandate.

Preliminary April 2006 employment numbers reflect a 0.6% increase from April 2005 levels. New York ranks fifth-highest among all states in per capita income. Economic growth is disproportionately stronger in downstate New York, while the upstate economy remains lackluster.


How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2006, the Common Stock of Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.67% and 5.25%, based on a year-end per share net asset value of $14.66 and a per share market price of $13.03, respectively, and $.684 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.52%, based on a change in per share net asset value from $15.05 to $14.66, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.28% average return of the Lipper Intermediate Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of 5 years - 10 years.) Lipper previously had placed the Fund in the New York Municipal Debt Funds category, which included New York municipal bond funds of all durations. The new category accounts for the Fund's intermediate duration profile, although there will be some variance in returns given that the category includes national funds as well as funds focused on single states other than New York.

Fund performance reflected our duration and yield curve strategies. Although our relatively long duration hurt the Fund as interest rates rose late in the fiscal year, this was overwhelmed by the fact that longer-maturity bonds, where we focused our investment, outperformed as the yield curve flattened. Not only did longer-maturity issues hold their value better than shorter-term bonds, contributing to the Fund's total return, but they also offered higher yields. Fund performance also benefited from our positions in lower-quality credits, the market's best performers during the past year. These credits, particularly airline- and tobacco-related debt, as well as lower-quality hospital bonds, appreciated as spreads (versus higher-quality issues of comparable maturity) tightened. They also offered greater income in what was a yield-driven market.

Fund performance was hindered by our exposure to Puerto Rico debt, as these bonds' prices suffered amid a declining credit situation in the commonwealth. Other detractors included our positions in higher-quality bonds, which tend to be lower yielding; discount bonds, which are priced to maturity and, therefore, have longer durations than premium-coupon bonds; and intermediate-maturity holdings, which underperformed as the curve flattened given their relatively short maturities.

For the six-month period ended May 31, 2006, the total investment return on the Fund's Common Stock was +2.50%, based on an unchanged per share net asset value of $14.66, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                     MAY 31, 2006



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued our strategy of moving further out on the municipal yield curve in an effort to increase the Fund's yield. Because the yield curve measures maturity, not duration, we are able to add bonds with longer maturities without necessarily extending duration. In some cases, our efforts were limited by market conditions and the fact that some of our existing holdings had higher yields than those currently available. Overall, this strategy allowed the portfolio's average maturity to increase from just over 12 years to just under 15 years, while the Fund's average duration increased less than one year - from 4.99 years to 5.81 years.

Other themes pursued during the period included capitalizing on opportunities to diversify the portfolio and augment yield. This included adding to our exposure to lower-quality credits, although we passively reduced exposure to the hospital sector as some of these bonds were called by their issuers prior to maturity. To some extent, our ability to restructure the portfolio as we would have liked was hampered by a decline in new issuance in 2006. For the year, new municipal bond supply in New York was down 4.3% versus the same 12 months a year ago. The drop was even more pronounced in recent months, with new issuance down 32% and 23% for the most recent six-month and three-month periods, respectively.

For the six months ended May 31, 2006, the average yield for the Fund's Auction Market Preferred Stock was 3.07%. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

After 17 consecutive interest rate hikes, investors appear to be getting more comfortable with the idea that the monetary tightening campaign is nearing an end, despite some uncertain rhetoric from Fed Chairman Ben Bernanke. Still, the economy is showing signs of weakness, including slowdowns in housing, manufacturing and employment. The wildcard, and the variable on which the Fed is focused, is inflation.

Against this backdrop, the Fund ended the period with a duration neutral to slightly longer than that of its peers. We believe the long end of the yield curve still has some room to outperform and that our duration posture is appropriate given that assumption. We also see further appreciation potential in lower-quality issues. We are mindful of our duration parameters and would expect to see value restored in the intermediate part of the curve once the Fed pauses in its interest rate-hiking campaign. Overall, we will continue to look for opportunities to diversify the Fund while also seeking to balance yield and total return potential.


Robert A. DiMella, CFA
Vice President and Portfolio Manager
Muni Intermediate Duration Fund, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
Muni New York Intermediate Duration Fund, Inc.


June 30, 2006



ANNUAL REPORTS                                                     MAY 31, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately
3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of May 31, 2006, Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Fund, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 35.83% and 33.44% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in such securities.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Funds and the risk that the Funds will not be able to meet their obligations to pay the other party to the agreement.



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments as of May 31, 2006                       (In Thousands)
                        (As Restated. See Note 6)

                                          Muni Intermediate Duration Fund, Inc.

       Face
     Amount    Municipal Bonds                                            Value

Alabama--3.4%

               Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A:
   $  5,500       5.50% due 1/01/2021                                $    5,875
      6,500       5.25% due 1/01/2023                                     6,797
      6,600    Tuscaloosa, Alabama, Special Care Facilities Financing
                Authority, Residential Care Facility Revenue Bonds
                (Capstone Village, Inc. Project), Series A, 5.625%
                due 8/01/2025                                             6,621

Arizona--2.1%

      2,820    Maricopa County, Arizona, IDA, Education Revenue
                Bonds (Arizona Charter Schools Project 1), Series A,
                6.625% due 7/01/2020                                      2,812
      3,000    Navajo County, Arizona, IDA, IDR (Stone Container
                Corporation Project), AMT, 7.20% due 6/01/2027            3,098
               Pima County, Arizona, IDA, Education Revenue Bonds
                (Arizona Charter Schools Project):
      1,000       Series C, 6.70% due 7/01/2021                           1,051
      1,750       Series K/L, 6.375% due 7/01/2031                        1,809
      3,630    Vistancia Community Facilities District, Arizona, GO,
                5% due 7/15/2014                                          3,563

Arkansas--0.7%

      3,755    Conway, Arkansas, Public Facilities Board, Capital
                Improvement Revenue Refunding Bonds (Hendrix
                College Projects), Series B, 5% due 10/01/2026            3,824

California--24.2%

      5,000    California State Department of Water Resources,
                Power Supply Revenue Bonds, Series A, 5.375%
                due 5/01/2012 (h)                                         5,469
               California State, GO:
      1,910       5.50% due 4/01/2014 (h)                                 2,116
     15,590       5.50% due 4/01/2028                                    16,908
      5,000    California State, GO, Refunding, 5.25%
                due 2/01/2027 (g)                                         5,254
     10,000    California State Public Works Board, Lease Revenue
                Bonds (Department of Corrections), Series C, 5.50%
                due 6/01/2020                                            10,782
      2,500    California Statewide Communities Development
                Authority, Health Facility Revenue Bonds
                (Memorial Health Services), Series A, 6%
                due 10/01/2023                                            2,713
      2,400    Elk Grove, California, Poppy Ridge Community
                Facilities Number 3, Special Tax, Series 1, 6%
                due 9/01/2008 (h)                                         2,527
      6,440    Grossmont-Cuyamaca Community College District,
                California, GO (Election of 2002), Series A, 5%
                due 8/01/2027 (g)                                         6,627



       Face
     Amount    Municipal Bonds                                            Value

California (concluded)

               Los Angeles, California, Unified School District, GO:
   $ 10,485       (Election of 1997), Series F, 5% due 7/01/2025 (d)   $ 10,851
     26,575       Series A, 5% due 1/01/2028 (g)                         27,428
      5,850    Ontario-Montclair, California, School District, GO
                (Election of 2002), Series A, 5% due 8/01/2027 (d)        6,022
     10,135    Peralta, California, Community College District, GO
                (Election of 2000), Series D, 5% due 8/01/2030 (f)       10,473
      1,515    Rowland, California, Unified School District, GO
                (Election of 2000), Series B, 5.25% due 8/01/2027 (f)     1,597
               Sacramento, California, Special Tax (North Natomas
                Community Facilities), Series 4-C:
        585       5.60% due 9/01/2020                                       614
      1,720       5.75% due 9/01/2022                                     1,817
        500       5.90% due 9/01/2023                                       532
      3,000       6% due 9/01/2028                                        3,194
      3,000    San Jose, California, Airport Revenue Bonds, Series A,
                5.25% due 3/01/2017 (d)                                   3,167
      3,100    San Jose, California, GO (Libraries, Parks and Public
                Safety Projects), 5% due 9/01/2030 (g)                    3,185
      9,030    Sequoia, California, Unified High School District, GO,
                Refunding, Series B, 5.50% due 7/01/2035 (f)              9,870
      4,875    Tamalpais, California, Union High School District, GO
                (Election of 2001), 5% due 8/01/2028 (f)                  5,017
      2,610    Tustin, California, Unified School District, Senior Lien
                Special Tax Bonds (Community Facilities District
                Number 97-1), Series A, 5% due 9/01/2032 (f)              2,667

Colorado--2.6%

      2,000    Denver, Colorado, City and County Airport Revenue
                Refunding Bonds, Series E, 5.25% due 11/15/2023 (g)       2,055
        900    Elk Valley, Colorado, Public Improvement Revenue
                Bonds (Public Improvement Fee), Series A, 7.10%
                due 9/01/2014                                               961
      2,250    Montrose, Colorado, Memorial Hospital, Revenue Bonds,
                6.375% due 12/01/2023                                     2,477
      7,500    Plaza Metropolitan District Number 1, Colorado, Tax
                Allocation Revenue Bonds (Public Improvement Fees),
                7.50% due 12/01/2015                                      8,223
      1,000    Southlands, Colorado, Medical District, GO (Metropolitan
                District Number 1), 6.75% due 12/01/2016                  1,093

Connecticut--1.7%

      1,160    Connecticut State Development Authority, Airport Facility
                Revenue Bonds (LearJet Inc. Project), AMT, 7.95%
                due 4/01/2026                                             1,379
      8,000    Connecticut State Development Authority, PCR, Refunding
                (Connecticut Light and Power Company), Series A,
                5.85% due 9/01/2028                                       8,408



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
TAN        Tax Anticipation Notes
VRDN       Variable Rate Demand Notes



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                          Muni Intermediate Duration Fund, Inc.

       Face
     Amount    Municipal Bonds                                            Value

Florida--4.2%

   $  2,935    Harbor Bay, Florida, Community Development District,
                Capital Improvement Special Assessment Bonds,
                6.75% due 5/01/2034                                  $    3,183
      2,110    Heritage Isle at Viera Community Development
                District, Florida, Special Assessment Bonds,
                Series B, 5% due 11/01/2009                               2,110
               Midtown Miami, Florida, Community Development
               District, Special Assessment Revenue Bonds:
      3,500       Series A, 6% due 5/01/2024                              3,774
      2,000       Series B, 6.50% due 5/01/2037                           2,201
      3,670    Orange County, Florida, Health Facilities Authority, Health
                Care Revenue Refunding Bonds (Orlando Lutheran
                Towers), 5% due 7/01/2013                                 3,594
        930    Orlando, Florida, Urban Community Development District,
                Capital Improvement Special Assessment Bonds, 6%
                due 5/01/2020                                             1,000
      1,085    Portofino Shores, Florida, Community Development
                District, Special Assessment Bonds, Series A, 6.40%
                due 5/01/2034                                             1,148
      1,500    Sarasota County, Florida, Public Hospital Board, Hospital
                Revenue Bonds (Sarasota Memorial Hospital), VRDN,
                Series A, 3.58% due 7/01/2037 (a)(i)                      1,500
      2,390    South Lake County, Florida, Hospital District Revenue
                Bonds (South Lake Hospital Inc.), 6.625%
                due 10/01/2023                                            2,649
        645    Sterling Hill, Florida, Community Development District,
                Capital Improvement Revenue Refunding Bonds,
                Series B, 5.50% due 11/01/2010                              650
      2,060    Watergrass Community Development District, Florida,
                Special Assessment Revenue Bonds, Series B, 4.875%
                due 11/01/2010                                            2,052

Georgia--4.0%

      1,500    Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                Project), 7.90% due 12/01/2024                            1,662
               Brunswick & Glynn County, Georgia, Development
                Authority, First Mortgage Revenue Bonds (Coastal
                Community Retirement Corporation Project),
                Series A:
      5,395       7.125% due 1/01/2025                                    5,470
      2,800       7.25% due 1/01/2035                                     2,833
      4,900    Burke County, Georgia, Development Authority, PCR,
                Refunding (Oglethorpe Power Corporation), VRDN,
                Series B, 3.54% due 1/01/2020 (a)(i)                      4,900
      4,500    Fulton County, Georgia, Residential Care Facilities,
                Revenue Refunding Bonds (Canterbury Court Project),
                Series A, 5.80% due 2/15/2018                             4,566
               Savannah, Georgia, EDA Revenue Bonds (Marshes of
                Skidaway), First Mortgage, Series A:
      1,245       6.25% due 1/01/2012                                     1,273
      2,245       6.85% due 1/01/2019                                     2,317

Idaho--0.1%

        465    Idaho Housing and Finance Association, S/F
                Mortgage Revenue Bonds, AMT, Series F-2, 5.85%
                due 7/01/2015 (e)(k)                                        466

Illinois--3.5%

      2,510    Chicago, Illinois, O'Hare International Airport Revenue
                Bonds, Third Lien, AMT, Series B-2, 6%
                due 1/01/2029 (l)                                         2,756
      6,000    Hodgkins, Illinois, Environmental Improvement Revenue
                Bonds (Metro Biosolids Management LLC Project),
                AMT, 5.90% due 11/01/2017                                 6,273



       Face
     Amount    Municipal Bonds                                            Value

Illinois (concluded)

   $  6,930    Illinois Development Finance Authority Revenue Bonds
                (Community Rehabilitation Providers Facilities),
                Series A, 6.625% due 7/01/2032                       $    7,409
      1,800    Illinois State Finance Authority Revenue Bonds
                (Landing at Plymouth Place Project), Series A,
                6% due 5/15/2025                                          1,863
      1,580    Village of Wheeling, Illinois, Revenue Bonds (North
                Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                Redevelopment Project), 6% due 1/01/2025                  1,523

Indiana--0.8%

      4,300    Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A, 5% due 6/01/2028 (f)             4,407

Kansas--0.6%

      3,500    Olathe, Kansas, Health Facilities Revenue Bonds
                (Olathe Medical Center), VRDN, Series A, 3.52%
                due 9/01/2032 (a)(i)                                      3,500

Louisiana--1.4%

      2,695    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                Series A, 5% due 5/01/2030 (d)                            2,761
      5,000    Port New Orleans, Louisiana, IDR, Refunding (Continental
                Grain Company Project), 6.50% due 1/01/2017               5,098

Maine--0.4%

      1,965    Portland, Maine, Housing Development Corporation,
                Senior Living Revenue Bonds (Avesta Housing
                Development Corporation Project), Series A, 6%
                due 2/01/2034                                             2,026

Maryland--0.1%

        500    Maryland State Industrial Development Financing
                Authority, Economic Development Revenue Bonds
                (Our Lady of Good Counsel School), Series A, 6%
                due 5/01/2035                                               529

Massachusetts--4.8%

      4,560    Massachusetts Bay Transportation Authority, Sales Tax
                Revenue Refunding Bonds, Senior Series A, 5%
                due 7/01/2012 (h)                                         4,852
      7,695    Massachusetts Bay Transportation Authority, Special
                Assessment Revenue Refunding Bonds, Series A, 5%
                due 7/01/2031                                             7,938
               Massachusetts State Development Finance Agency,
                Resource Recovery Revenue Bonds (Ogden Haverhill
                Associates), AMT, Series B:
      1,210       5.35% due 12/01/2015                                    1,239
      2,000       5.50% due 12/01/2019                                    2,073
     10,995    Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (f)                                        11,363

Michigan--1.3%

      2,325    Macomb County, Michigan, Hospital Finance Authority,
                Hospital Revenue Bonds (Mount Clemens General
                Hospital), Series B, 5.875% due 11/15/2034                2,455
      4,795    Michigan State Hospital Finance Authority, Revenue
                Refunding Bonds (Oakwood Obligated Group), Series A,
                6% due 4/01/2022                                          5,160

Minnesota--1.0%

               Minneapolis and Saint Paul, Minnesota, Housing and
                Redevelopment Authority, Health Care System Revenue
                Bonds (Group Health Plan Inc. Project):
      1,000       6% due 12/01/2019                                       1,080
      2,545       6% due 12/01/2021                                       2,736



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                          Muni Intermediate Duration Fund, Inc.

       Face
     Amount    Municipal Bonds                                            Value

Minnesota (concluded)

   $  2,000    Minnesota State Municipal Power Agency, Electric
                Revenue Bonds, Series A, 5.25% due 10/01/2024        $    2,095

Mississippi--1.4%

               Mississippi Business Finance Corporation, Mississippi,
                PCR, Refunding (System Energy Resources Inc. Project):
      5,000       5.875% due 4/01/2022                                    5,033
      2,910       5.90% due 5/01/2022                                     2,930

Nevada--0.4%

      2,250    Clark County, Nevada, Improvement District Number 142,
                Special Assessment Bonds, 6.375% due 8/01/2023            2,324

New Jersey--16.6%

               Garden State Preservation Trust of New Jersey, Open Space
                and Farmland Preservation Revenue Bonds, Series A (f):
      2,195       5.80% due 11/01/2017                                    2,472
      3,635       5.80% due 11/01/2021                                    4,109
      5,050       5.80% due 11/01/2023                                    5,718
               New Jersey EDA, Cigarette Tax Revenue Bonds:
     10,950       5.625% due 6/15/2018                                   11,407
      9,810       5.75% due 6/15/2029                                    10,412
     17,900    New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
                Series A, 5.25% due 7/01/2033 (g)                        18,912
      5,540    New Jersey EDA, Special Facility Revenue Bonds
                (Continental Airlines Inc. Project), AMT, 6.625%
                due 9/15/2012                                             5,695
               New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds:
      5,000       Series C, 5.25% due 6/15/2015 (g)(h)                    5,429
     10,000       Series D, 5% due 6/15/2018 (a)                         10,497
     20,000       Series D, 5% due 6/15/2019 (f)                         20,932

New Mexico--3.9%

               Farmington, New Mexico, PCR, Refunding:
      3,000       (Public Service Company of New Mexico--San
                  Juan Project), Series D, 6.375% due 4/01/2022           3,119
      9,000       (Tucson Electric Power Company--San Juan
                  Project), Series A, 6.95% due 10/01/2020                9,385
      9,520    New Mexico Finance Authority, Senior Lien State
                Transportation Revenue Bonds, Series A, 5.125%
                due 6/15/2018 (g)                                        10,129

New York--26.6%

      1,145    Dutchess County, New York, IDA, Civic Facility
                Revenue Bonds (Saint Francis Hospital), Series B,
                7.25% due 3/01/2019                                       1,239
     10,500    Metropolitan Transportation Authority, New York,
                Revenue Refunding Bonds, Series A, 5.75%
                due 11/15/2032                                           11,402
      1,755    New York City, New York, City IDA, Civic Facility Revenue
                Bonds (Special Needs Facilities Pooled Program),
                Series C-1, 5.50% due 7/01/2007                           1,769
      3,500    New York City, New York, City IDA, Special Facility Revenue
                Bonds (Continental Airlines Inc. Project), AMT, 8.375%
                due 11/01/2016                                            3,764
      1,110    New York City, New York, City Transitional Finance
                Authority, Future Tax Secured Revenue Bonds, Series C,
                5.50% due 5/01/2009 (h)                                   1,176
      5,000    New York City, New York, GO, Refunding, Series B, 5.75%
                due 8/01/2015                                             5,451
      2,055    New York City, New York, IDA, Civic Facility Revenue
                Bonds (Special Needs Facilities Pooled Program),
                Series C-1, 6.80% due 7/01/2019                           2,096



       Face
     Amount    Municipal Bonds                                            Value

New York (concluded)

               New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A:
   $  9,070       5% due 10/15/2020 (g)                              $    9,538
      4,325       5% due 10/15/2032 (a)                                   4,480
      5,580    New York State Dormitory Authority, Lease Revenue
                Refunding Bonds (Court Facilities), Series A, 5.25%
                due 5/15/2012                                             5,940
               New York State Dormitory Authority Revenue Bonds:
      1,000       (North Shore L I Jewish Group), 5% due 5/01/2012        1,046
      7,075       (School Districts Financing Program), Series D,
                  5.25% due 10/01/2023 (g)                                7,504
      7,775    New York State Dormitory Authority, Revenue Refunding
                Bonds (City University System), Consolidated Second
                Generation, Series A, 6.125% due 7/01/2013 (a)            8,532
               New York State Dormitory Authority, Revenue Refunding
                Bonds (Mount Sinai Health), Series A:
      7,000       6.625% due 7/01/2018                                    7,543
      5,000       6.625% due 7/01/2019                                    5,385
      7,380    New York State Environmental Facilities Corporation,
                State Personal Income Tax Revenue Bonds, Series A,
                5.25% due 12/15/2018 (d)                                  7,986
         60    New York State Thruway Authority, Local Highway and
                Bridge Service Contract, Revenue Refunding Bonds,
                5.50% due 4/01/2017                                          65
     11,650    New York State Urban Development Corporation,
                Correctional and Youth Facilities Services, Revenue
                Refunding Bonds, Series A, 5.50% due 1/01/2017           12,380
     10,000    New York State Urban Development Corporation,
                Personal Income Tax Revenue Bonds (State Facilities),
                Series A-1, 5.25% due 3/15/2034 (d)                      10,533
      5,000    Port Authority of New York and New Jersey, Senior
                Consolidated Revenue Bonds, AMT, 131st Series, 5%
                due 12/15/2017 (c)                                        5,223
               Tobacco Settlement Financing Corporation of New York
                Revenue Bonds:
      3,340       Series A-1, 5.50% due 6/01/2016                         3,521
      6,510       Series A-1, 5.25% due 6/01/2022 (a)                     6,876
      9,750       Series C-1, 5.50% due 6/01/2020 (d)                    10,512
      7,000       Series C-1, 5.50% due 6/01/2021                         7,512
     10,000       Series C-1, 5.50% due 6/01/2022                        10,725

North Carolina--1.7%

      3,105    Gaston County, North Carolina, Industrial Facilities and
                Pollution Control Financing Authority, Revenue Bonds
                (National Gypsum Company Project), AMT, 5.75%
                due 8/01/2035                                             3,247
      6,000    North Carolina Medical Care Commission, Health Care
                Facilities, First Mortgage Revenue Refunding Bonds
                (Presbyterian Homes Project), 7% due 10/01/2031           6,361

Ohio--0.2%

      1,280    Port of Greater Cincinnati Development Authority, Ohio,
                Special Assessment Revenue Bonds (Cooperative Public
                Parking Infrastructure Project), 6.30% due 2/15/2024      1,375

Oklahoma--1.9%

      2,780    Norman, Oklahoma, Regional Hospital Authority, Hospital
                Revenue Bonds, 5.50% due 9/01/2025                        2,844
      7,940    Oklahoma State Industries Authority, Revenue Refunding
                Bonds (Integris Baptist), VRDN, Series B, 3.53%
                due 8/15/2029 (g)(i)                                      7,940



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (continued)                              (In Thousands)

                                          Muni Intermediate Duration Fund, Inc.

       Face
     Amount    Municipal Bonds                                            Value

Pennsylvania--6.5%

   $  3,500    Montgomery County, Pennsylvania, IDA, Revenue
                Bonds (Whitemarsh Continuing Care Project), 6%
                due 2/01/2021                                        $    3,671
      7,710    Pennsylvania Economic Development Financing
                Authority, Exempt Facilities Revenue Bonds
                (National Gypsum Company), AMT, Series A, 6.25%
                due 11/01/2027                                            8,176
      7,490    Philadelphia, Pennsylvania, Gas Works Revenue
                Refunding Bonds, 1975 General Ordinance,
                17th Series, 5.375% due 7/01/2022 (f)                     7,944
      9,630    Pittsburgh, Pennsylvania, GO, Refunding, Series B,
                5.25% due 9/01/2017 (f)                                  10,429
               Sayre, Pennsylvania, Health Care Facilities Authority,
                Revenue Refunding Bonds (Guthrie Healthcare System),
                Series A:
      1,750       6.25% due 12/01/2015                                    1,916
      3,000       6.25% due 12/01/2016                                    3,280
      1,490       6.25% due 12/01/2018                                    1,622

South Carolina--2.0%

               Medical University Hospital Authority, South Carolina,
                Mortgage Hospital Facilities, Revenue Refunding
                Bonds, Series A (e)(g)(k):
      4,250       5.25% due 8/15/2023                                     4,484
      3,000       5.25% due 8/15/2024                                     3,161
      4,000    Newberry County, South Carolina, School District,
                Installment Purchase Revenue Bonds, 5%
                due 12/01/2030 (b)                                        4,057

Tennessee--4.0%

      1,800    Johnson City, Tennessee, Health and Educational
                Facilities Board, Retirement Facility Revenue Bonds (Appalachian Christian Village Project), Series A,
                6% due 2/15/2019                                          1,821
      5,000    McMinn County, Tennessee, IDB, PCR (Calhoun
                Newsprint Co. Project), AMT, 7.625% due 3/01/2016         5,009
               Shelby County, Tennessee, Health, Educational and
                Housing Facilities Board Revenue Bonds (Germantown
                Village), Series A:
      3,550       6.75% due 12/01/2018                                    3,683
      1,450       7% due 12/01/2023                                       1,522
               Shelby County, Tennessee, Health, Educational and
                Housing Facility Board, Hospital Revenue Refunding
                Bonds (Methodist Healthcare) (h):
      6,000       6% due 9/01/2012                                        6,703
      3,500       6.25% due 9/01/2012                                     3,959

Texas--13.0%

               Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises Inc.), First Tier, Series A:
      6,445       6.375% due 1/01/2016                                    6,755
     10,260       6.70% due 1/01/2032                                    10,824
               Bell County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Scott &
                White Memorial Hospital), VRDN (g)(i):
      3,000       Series 2001-1, 3.53% due 8/15/2031                      3,000
        600       Series B-1, 3.53% due 8/15/2029                           600
      1,500    Bexar County, Texas, Health Facilities Development
                Corporation, Revenue Refunding Bonds
                (Army Retirement Residence Project), 6.30%
                due 7/01/2032                                             1,589



       Face
     Amount    Municipal Bonds                                            Value

Texas (concluded)

               Brazos River Authority, Texas, PCR, Refunding AMT,
                Series A:
   $  1,500       (TXU Energy Company LLC Project), 6.75%
                  due 4/01/2038                                      $    1,665
      5,085       (Texas Utility Company), 7.70% due 4/01/2033            5,933
      4,000    Dallas-Fort Worth, Texas, International Airport
                Facility Improvement Corporation, Revenue Bonds
                (Learjet Inc.), AMT, Series A-1, 6.15% due 1/01/2016      4,038
      5,000    Dallas-Fort Worth, Texas, International Airport
                Facility Improvement Corporation, Revenue Refunding
                Bonds, AMT, Series A-2, 9% due 5/01/2029                  5,403
      3,500    Dallas-Fort Worth, Texas, International Airport
                Revenue Bonds, AMT, Series A, 6% due 11/01/2024 (d)       3,700
      2,440    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
                Bonds (Citgo Petroleum Corporation Project), AMT,
                7.50% due 5/01/2025                                       2,739
      3,000    Gulf Coast, Texas, Waste Disposal Authority Revenue
                Refunding Bonds (International Paper Company), AMT,
                Series A, 6.10% due 8/01/2024                             3,211
      4,800    Harris County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Texas
                Children's Hospital), VRDN, Series B-1, 3.53%
                due 10/01/2029 (g)(i)                                     4,800
      1,500    Houston, Texas, Health Facilities Development
                Corporation, Retirement Facility Revenue Bonds
                (Buckingham Senior Living Community), Series A,
                7% due 2/15/2023                                          1,658
      7,420    Lower Colorado River Authority, Texas, PCR (Samsung
                Austin Semiconductor), AMT, 6.95% due 4/01/2030           8,201
      2,600    Matagorda County, Texas, Navigation District Number 1,
                Revenue Refunding Bonds (Reliant Energy Inc.),
                Series C, 8% due 5/01/2029                                2,788
      2,300    Port Corpus Christi, Texas, Individual Development
                Corporation, Environmental Facilities Revenue Bonds
                (Citgo Petroleum Corporation Project), AMT, 8.25%
                due 11/01/2031                                            2,403
      5,000    Sabine River Authority, Texas, PCR, Refunding (TXU
                Electric Company Project/TXU Energy Company LLC),
                AMT, Series B, 5.75% due 5/01/2030                        5,288

Virginia--4.5%

               James City County, Virginia, IDA, Residential Care
                Facility Revenue Refunding Bonds, Series A:
      3,285       5.75% due 3/01/2017                                     3,407
      1,150       6% due 3/01/2023                                        1,211
      2,250    Loudoun County, Virginia, IDA, IDR, Refunding (Dulles
                Airport Marriott Hotel), 7.125% due 9/01/2015             2,289
     10,735    Pocahontas Parkway Association, Virginia, Toll Road
                Revenue Bonds, Senior Series A, 5.50%
                due 8/15/2028                                            11,081
      7,800    Tobacco Settlement Financing Corporation of Virginia,
                Asset-Backed Revenue Bonds, 5.625% due 6/01/2037          7,985

Washington--1.8%

     10,000    Snohomish County, Washington, School District
                Number 015 (Edmonds), GO, 5% due 12/01/2019 (d)          10,539

Guam--0.8%

      4,250    Commonwealth of the Northern Mariana
                Islands, Guam, GO, Series A, 6.75%
                due 10/01/2033                                            4,732



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (concluded)                              (In Thousands)

                                          Muni Intermediate Duration Fund, Inc.

       Face
     Amount    Municipal Bonds                                            Value

Puerto Rico--7.2%

   $ 17,935    Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series NN, 5.50% due 7/01/2018                $   18,873
      5,390    Puerto Rico Industrial, Medical and Environmental
                Pollution Control Facilities Financing Authority,
                Special Facilities Revenue Bonds (American
                Airlines Inc.), Series A, 6.45% due 12/01/2025            4,996
               Puerto Rico Public Buildings Authority, Government
                Facilities Revenue Refunding Bonds:
      5,170       Series D, 5.25% due 7/01/2027                           5,303
      8,000       Series I, 5.50% due 7/01/2021                           8,459
      3,535    Puerto Rico Public Finance Corporation, Commonwealth
                Appropriation Revenue Bonds, Series E, 5.50%
                due 8/01/2029                                             3,657

U.S. Virgin Islands--1.7%

      1,860    Virgin Islands Government Refinery Facilities, Revenue
                Refunding Bonds (Hovensa Coker Project), AMT,
                6.50% due 7/01/2021                                       2,088
      6,750    Virgin Islands Public Finance Authority, Refinery
                Facilities Revenue Bonds (Hovensa Refinery), AMT,
                6.125% due 7/01/2022                                      7,400

               Total Municipal Bonds
               (Cost--$842,891)--151.1%                                 865,880



       Face
     Amount    Municipal Bonds Held in Trust (j)                          Value

California--3.3%

   $ 17,730    California Pollution Control Financing Authority,
               PCR, Refunding (Pacific Gas & Electric), AMT,
               Series A, 5.35% due 12/01/2016 (g)                    $   18,703

New York--2.0%

     11,100    New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5.25%
               due 10/15/2027 (a)                                        11,818

Texas--5.7%

     31,240    Harris County, Texas, Toll Road Revenue
               Refunding Bonds, Senior Lien, Series A,
               5.25% due 8/15/2035 (f)                                   32,567

               Total Municipal Bonds Held in Trust
               (Cost--$63,151)--11.0%                                    63,088

Total Investments (Cost--$906,042*)--162.1%                             928,968
Liabilities in Excess of Other Assets--(0.9%)                           (5,413)
Liability for Trust Certificates, Including Interest
  Expense Payable--(5.3%)                                              (30,361)
Preferred Stock, at Redemption Value--(55.9%)                         (320,160)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  573,034
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       876,197
                                                    ===============
    Gross unrealized appreciation                   $        25,342
    Gross unrealized depreciation                           (2,606)
                                                    ---------------
    Net unrealized appreciation                     $        22,736
                                                    ===============

(a) AMBAC Insured.

(b) Assured Guaranty Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FHA Insured.

(f) FSA Insured.

(g) MBIA Insured.

(h) Prerefunded.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) As restated. See Note 6. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may acquire the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(k) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(l) XL Capital Insured.

o Forward interest rate swaps outstanding as of May 31, 2006 were as follows:


                                                Notional        Unrealized
                                                 Amount        Appreciation

    Pay a fixed rate of 4.365% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase Bank
    Expires July 2026                          $  58,000         $     83


    See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments as of May 31, 2006                       (In Thousands)

                                 Muni New York Intermediate Duration Fund, Inc.


       Face
     Amount    Municipal Bonds                                            Value

New York--127.7%

    $   760    Albany County, New York, IDA, IDR (Albany College
               of Pharmacy), Series A, 5.25% due 12/01/2019          $      788
               Cattaraugus County, New York, IDA, Civic Facility
               Revenue Bonds (Saint Bonaventure University Project),
               Series A:
        695       4.90% due 5/01/2016                                       695
        500       5% due 5/01/2023                                          501

        460    Dutchess County, New York, IDA, Civic Facility
               Revenue Bonds (Saint Francis Hospital), Series B,
               7.25% due 3/01/2019                                          498

      2,000    Erie County, New York, IDA, Life Care Community
               Revenue Bonds (Episcopal Church Home), Series A,
               5.875% due 2/01/2018                                       2,059

      1,000    Erie County, New York, IDA, Revenue Bonds (Orchard
               Park CCRC, Inc. Project), Series A, 6% due 11/15/2026      1,041

               Erie County, New York, IDA, School Facility Revenue
               Bonds (City of Buffalo Project) (f):
      3,835       5.75% due 5/01/2024                                     4,090
      1,000       5.75% due 5/01/2026                                     1,113

        750    Essex County, New York, IDA, Solid Waste Disposal,
               Revenue Refunding Bonds (International Paper
               Company), AMT, Series A, 5.20% due 12/01/2023                752

      2,000    Hempstead Town, New York, IDA, Resource Recovery
               Revenue Refunding Bonds (American Refinery--Fuel
               Co. Project), 5% due 12/01/2010                            2,068

      1,000    Metropolitan Transportation Authority, New York,
               Service Contract Revenue Refunding Bonds, Series A,
               5% due 7/01/2030 (b)                                       1,024

      1,615    New York City, New York, City Housing Development
               Corporation, Presidential Revenue Bonds (The Animal
               Medical Center), Series A, 5.50% due 12/01/2033            1,675

      1,415    New York City, New York, City IDA, Civic Facility
               Revenue Bonds (PSCH Inc. Project), 6.20% due 7/01/2020     1,489

      1,160    New York City, New York, City IDA, Civic Facility
               Revenue Refunding Bonds (Special Needs Facilities
               Pooled Program), Series A-1, 5.15% due 7/01/2015 (a)       1,212

               New York City, New York, City IDA, Special Facility
               Revenue Bonds, AMT:
      1,500       (1990 American Airlines Inc. Project), 5.40%
                  due 7/01/2020                                           1,263
      1,000       (British Airways Plc Project), 7.625% due 12/01/2032    1,105
      1,000       (Continental Airlines Inc. Project), 8.375%
                  due 11/01/2016                                          1,075

      1,000    New York City, New York, City IDA, Special Facility
               Revenue Refunding Bonds (Terminal One Group
               Association Project), AMT, 5.50% due 1/01/2024             1,056

               New York City, New York, GO:
      1,500       Series J, 5.25% due 5/15/2018 (h)                       1,607
      3,000       Series J, 5.50% due 6/01/2021                           3,206
      1,285       Series N, 5% due 8/01/2023 (e)                          1,341

      2,000    New York City, New York, GO, Refunding, Series G,
               5.50% due 8/01/2012 (k)                                    2,171

      1,775    New York City, New York, GO, Sub-Series F-1,
               5% due 9/01/2026                                           1,821

        500    New York City, New York, Trust for Cultural Resources
               Revenue Bonds (Museum of American Folk Art), 6.125%
               due 7/01/2030 (a)                                            536



       Face
     Amount    Municipal Bonds                                            Value

New York (continued)

               New York Convention Center Development Corporation,
               New York, Revenue Bonds (Hotel Unit Fee Secured) (b):
   $  2,750       5% due 11/15/2024                                   $   2,870
      1,000       5% due 11/15/2026                                       1,040
      2,000       5% due 11/15/2035                                       2,061

      1,000    New York State Dormitory Authority, Mental Health
               Services Facilities Improvement, Revenue Bonds,
               Series B, 5% due 2/15/2030 (b)                             1,033

      1,000    New York State Dormitory Authority, Non-State
               Supported Debt, Insured Revenue Bonds (United
               Cerebral Palsy Affiliates--Pooled Loan Program),
               Series A, 5% due 7/01/2034 (c)                             1,028

      1,000    New York State Dormitory Authority, Non-State
               Supported Debt, Insured Revenue Refunding Bonds
               (Canisius College), 5% due 7/01/2018 (h)                   1,048

               New York State Dormitory Authority Revenue Bonds:
      1,500       (North Shore Long Island Jewish Group), 5%
                  due 5/01/2013                                           1,572
      1,735       (Winthrop S. Nassau University), 5.50%
                  due 7/01/2011                                           1,834

               New York State Dormitory Authority Revenue
               Refunding Bonds:
      1,305       (Lenox Hill Hospital Obligation Group), 5.75%
                  due 7/01/2017                                           1,343
      1,000       (Mount Sinai Health), Series A, 6.50%
                  due 7/01/2015                                           1,077
      1,000       (Mount Sinai Health), Series A, 6.625%
                  due 7/01/2018                                           1,078
      1,000       (State University Educational Facilities),
                  Series A, 5.50% due 5/15/2013                           1,078

      1,790    New York State Dormitory Authority, State Personal
               Income Tax Revenue Bonds (Education), Series F,
               5% due 3/15/2030                                           1,846

               New York State Dormitory Authority, Supported Debt
               Revenue Refunding Bonds:
      1,500       (Department of Health), Series A, 5%
                  due 7/01/2025 (d)                                       1,551
      1,790       (State University Dormitory Facilities), Series C,
                  5% due 7/01/2021 (h)                                    1,876

        500    New York State Energy Research and Development
               Authority, Gas Facilities Revenue Refunding Bonds
               (Brooklyn Union Gas Company/Keyspan), AMT,
               Series A, 4.70% due 2/01/2024 (e)                            496

      1,000    New York State Environmental Facilities Corporation,
               Solid Waste Disposal Revenue Bonds (Waste Management
               Inc. Project), AMT, Series A, 4.45% due 7/01/2017          1,007

      1,000    New York State, GO, Series A, 4% due 3/15/2022 (e)           947

      2,635    New York State Mortgage Agency, Homeowner
               Mortgage Revenue Bonds, AMT, Series 130, 4.75%
               due 10/01/2030                                             2,597

      2,000    New York State Municipal Bond Bank Agency, Special
               School Purpose Revenue Bonds, Series C, 5.25%
               due 12/01/2018                                             2,110

               New York State Thruway Authority, General Revenue
               Refunding Bonds, Series G (f):
      1,000       5% due 1/01/2024                                        1,044
        500       4.75% due 1/01/2030                                       503



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (concluded)                              (In Thousands)

                                 Muni New York Intermediate Duration Fund, Inc.


       Face
     Amount    Municipal Bonds                                            Value

New York (concluded)

   $  3,000    New York State Urban Development Corporation,
               Correctional and Youth Facilities Services Revenue
               Refunding Bonds, Series A, 5% due 1/01/2017           $    3,126

      2,000    New York State Urban Development Corporation
               Revenue Bonds, Subordinate Lien, Corporation
               Purpose, Series A, 5.125% due 7/01/2019                    2,099

               Saratoga County, New York, IDA Civic Facility Revenue
               Refunding Bonds (The Saratoga Hospital Project),
               Series A (j):
        365       4.375% due 12/01/2013                                     370
        380       4.50% due 12/01/2014                                      387
        395       4.50% due 12/01/2015                                      400

        400    Schenectady, New York, GO, TAN, 4.70%
               due 12/29/2006                                               399

        800    Suffolk County, New York, IDA, Continuing Care and
               Retirement, Revenue Refunding Bonds (Jeffersons
               Ferry Project), 4.625% due 11/01/2016                        790

      1,000 Tobacco Settlement Financing Corporation of New York, Asset-Backed Revenue Bonds, Series A-1, 5.25%
               due 6/01/2016                                              1,045

      1,000    Tobacco Settlement Financing Corporation of New York
               Revenue Bonds, Series C-1, 5.50% due 6/01/2022             1,073

               Tompkins County, New York, IDA, Care Community
               Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
        250       5.75% due 7/01/2018                                       255
      1,000       6% due 7/01/2024                                        1,024

      1,250    Utica, New York, IDA, Civic Facility Revenue Bonds
               (Utica College Project), Series A, 6.875% due
               6/01/2009 (i)                                              1,365

               Westchester County, New York, IDA, Civic Facility
               Revenue Bonds (Special Needs Facilities Pooled
               Program):
        515       Series D-1, 6.80% due 7/01/2019                           542
        615       Series E-1, 5.50% due 7/01/2007                           620


Guam--3.4%

      1,000    A.B. Won Guam International Airport Authority,
               General Revenue Refunding Bonds, AMT, Series C,
               5.25% due 10/01/2022 (h)                                   1,040

      1,000    Guam Government Waterworks Authority, Water
               and Wastewater System, Revenue Refunding Bonds,
               6% due 7/01/2025                                           1,063



       Face
     Amount    Municipal Bonds                                            Value

Puerto Rico--11.8%

   $    750    Children's Trust Fund Project of Puerto Rico,
               Tobacco Settlement Revenue Refunding Bonds:
                  5% due 5/15/2011                                   $      769
      1,020       5.375% due 5/15/2033                                    1,038

      1,000    Puerto Rico Commonwealth Highway and
               Transportation Authority, Transportation
               Revenue Refunding Bonds, Series K, 5%
               due 7/01/2030                                              1,001

        850    Puerto Rico Electric Power Authority, Power
               Revenue Bonds, Series RR, 5% due 7/01/2029 (d)               878

        500    Puerto Rico Municipal Finance Agency, GO, Refunding,
               Series C, 5.25% due 8/01/2023 (d)                            548

      1,000    Puerto Rico Municipal Finance Agency, GO, Series A,
               5.25% due 8/01/2025                                        1,035

      1,900    Puerto Rico Public Finance Corporation,
               Commonwealth Appropriation Revenue Bonds,
               Series E, 5.70% due 2/01/2010 (i)                          2,029


U.S. Virgin Islands--2.6%

        500    Virgin Islands Government Refinery Facilities,
               Revenue Refunding Bonds (Hovensa Coker
               Project), AMT, 6.50% due 7/01/2021                           561

      1,000    Virgin Islands Public Finance Authority, Senior
               Lien Revenue Bonds (Matching Fund Loan
               Note), Series A, 5.25% due 10/01/2024                      1,034

               Total Municipal Bonds
               (Cost--$87,747)--145.5%                                   89,716



     Shares
       Held    Short-Term Securities


      2,341    CMA New York Municipal Money Fund, 2.88% (g)(l)            2,341

               Total Short-Term Securities
               (Cost--$2,341)--3.8%                                       2,341

Total Investments (Cost--$90,088*)--149.3%                               92,057
Other Assets Less Liabilities--1.0%                                         621
Preferred Stock, at Redemption Value--(50.3%)                          (31,006)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $   61,672
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $        90,033
                                                    ===============
    Gross unrealized appreciation                   $         2,292
    Gross unrealized depreciation                             (268)
                                                    ---------------
    Net unrealized appreciation                     $         2,024
                                                    ===============

(a) ACA Insured.

(b) AMBAC Insured.

(c) Assured Guarantee Insured.

(d) CIFG Insured.

(e) FGIC Insured.

(f) FSA Insured.

(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Dividend
    Affiliate                                   Activity            Income

    CMA New York Municipal
       Money Fund                                1,723               $23


(h) MBIA Insured.

(i) Prerefunded.

(j) Radian Insured.

(k) XL Capital Insured.

(l) Represents the current yield as of 5/31/2006.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2006


Statements of Net Assets (As Restated for Muni Intermediate Duration Fund, Inc. See Note 6)

                                                                                                     Muni         Muni New York
                                                                                                 Intermediate      Intermediate
                                                                                                   Duration          Duration
As of May 31, 2006                                                                                Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   928,968,330    $    89,716,000
       Investments in affiliated securities, at value**                                                     --          2,340,918
       Cash                                                                                             23,441             39,037
       Unrealized appreciation on forward interest rate swaps                                           83,346                 --
       Interest receivable                                                                          16,081,343          1,473,400
       Prepaid expenses                                                                                 37,120             19,298
                                                                                               ---------------    ---------------
       Total assets                                                                                945,193,580         93,588,653
                                                                                               ---------------    ---------------

Liabilities

       Trust certificates                                                                           30,035,000                 --
       Payable for securities purchased                                                             20,820,143            791,824
       Dividends payable to Common Stock shareholders                                                  457,380             50,432
       Payable to investment adviser                                                                   234,405             24,056
       Interest expense payable                                                                        326,233                 --
       Payable to other affiliates                                                                       7,670              3,184
       Accrued expenses                                                                                119,162             41,678
                                                                                               ---------------    ---------------
       Total liabilities                                                                            51,999,993            911,174
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share++ of AMPS+++
       at $25,000 per share liquidation preference                                                 320,159,566         31,005,690
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   573,034,021    $    61,671,789
                                                                                               ===============    ===============

Analysis of Net Assets Applicable to Common Stock

       Undistributed investment income--net                                                    $     4,311,098    $       354,377
       Undistributed (accumulated) realized capital gains (losses)--net                              5,211,271          (281,623)
       Unrealized appreciation--net                                                                 23,009,984          1,968,923
                                                                                               ---------------    ---------------
       Total accumulated earnings--net                                                              32,532,353          2,041,677
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++++                                                    3,803,493            420,644
       Paid-in capital in excess of par                                                        $   536,698,175    $    59,209,468
                                                                                               ===============    ===============
       Net Assets Applicable to Common Stock                                                   $   573,034,021    $    61,671,789
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         15.07    $         14.66
                                                                                               ===============    ===============
       Market price per share of Common Stock                                                  $         14.52    $         13.03
                                                                                               ===============    ===============
             * Identified cost for unaffiliated securities                                     $   906,041,692    $    87,747,077
                                                                                               ===============    ===============
            ** Identified cost for affiliated securities                                                    --    $     2,340,918
                                                                                               ===============    ===============
            ++ Preferred Stock authorized, issued and outstanding:
                 Series M7 Shares                                                                        2,000                 --
                                                                                               ===============    ===============
                 Series T7 Shares                                                                        2,700                 --
                                                                                               ===============    ===============
                 Series W7 Shares                                                                        2,000                 --
                                                                                               ===============    ===============
                 Series TH7 Shares                                                                       2,700                 --
                                                                                               ===============    ===============
                 Series F7 Shares                                                                        2,000              1,240
                                                                                               ===============    ===============
                 Series TH28 Shares                                                                      1,400                 --
                                                                                               ===============    ===============
          ++++ Common Stock issued and outstanding                                                  38,034,934          4,206,439
                                                                                               ===============    ===============

           +++ Auction Market Preferred Stock.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Statements of Operations (As Restated for Muni Intermediate Duration Fund, Inc. See Note 6)

                                                                                                     Muni         Muni New York
                                                                                                 Intermediate      Intermediate
                                                                                                   Duration          Duration
For the Year Ended May 31, 2006                                                                   Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $    45,445,990    $     4,333,842
       Dividends from affiliates                                                                            --             23,100
                                                                                               ---------------    ---------------
       Total income                                                                                 45,445,990          4,356,942
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      4,921,073            513,274
       Interest expense and fees                                                                       798,799                 --
       Commission fees                                                                                 794,336             78,579
       Accounting services                                                                             260,886             60,425
       Transfer agent fees                                                                              91,185             31,672
       Professional fees                                                                                70,105             48,462
       Custodian fees                                                                                   46,094              8,321
       Printing and shareholder reports                                                                 46,971              5,178
       Trustees' fees and expenses                                                                      27,137             27,049
       Listing fees                                                                                     27,049             19,137
       Pricing fees                                                                                     28,046              8,895
       Other                                                                                            62,670             28,276
                                                                                               ---------------    ---------------
       Total expenses before waiver and reimbursement                                                7,174,351            829,268
       Waiver and reimbursement of expenses                                                        (1,342,111)          (144,108)
                                                                                               ---------------    ---------------
       Total expenses after waiver and reimbursement                                                 5,832,240            685,160
                                                                                               ---------------    ---------------
       Investment income--net                                                                       39,613,750          3,671,782
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                          6,122,452            285,861
           Forward interest rate swaps--net                                                            868,858                 --
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      6,991,310            285,861
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (16,865,673)        (1,852,166)
           Forward interest rate swaps--net                                                          4,095,816                 --
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                  (12,769,857)        (1,852,166)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                     (5,778,547)        (1,566,305)
                                                                                               ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Investment income--net                                                                      (7,895,095)          (821,449)
       Realized gain--net                                                                          (1,465,133)                 --
                                                                                               ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders                           (9,360,228)          (821,449)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    24,474,975    $     1,284,028
                                                                                               ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Statements of Changes in Net Assets (As Restated. See Note 6)                               Muni Intermediate Duration Fund, Inc.

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2006               2005
Operations

       Investment income--net                                                                  $    39,613,750    $    38,953,922
       Realized gain--net                                                                            6,991,310          9,847,121
       Change in unrealized appreciation/depreciation--net                                        (12,769,857)         33,767,270
       Dividends and distributions to Preferred Stock shareholders                                 (9,360,228)        (4,936,122)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         24,474,975         77,632,191
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                     (32,101,484)       (32,862,183)
       Realized gain--net                                                                          (8,646,634)        (7,146,878)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                  (40,748,118)       (40,009,061)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                (494,868)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from stock transactions                                    (494,868)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (16,768,011)         37,623,130
       Beginning of year                                                                           589,802,032        552,178,902
                                                                                               ---------------    ---------------
       End of year*                                                                            $   573,034,021    $   589,802,032
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     4,311,098    $     4,700,475
                                                                                               ===============    ===============

             See Notes to Financial Statements.



Statements of Changes in Net Assets                                                Muni New York Intermediate Duration Fund, Inc.

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2006               2005
Operations

       Investment income--net                                                                  $     3,671,782    $     3,594,122
       Realized gain (loss)--net                                                                       285,861          (514,710)
       Change in unrealized appreciation/depreciation--net                                         (1,852,166)          2,943,785
       Dividends to Preferred Stock shareholders                                                     (821,449)          (481,976)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,284,028          5,541,221
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (2,902,443)        (3,028,634)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (2,902,443)        (3,028,634)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (1,618,415)          2,512,587
       Beginning of year                                                                            63,290,204         60,777,617
                                                                                               ---------------    ---------------
       End of year*                                                                            $    61,671,789    $    63,290,204
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       354,377    $       411,104
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Financial Highlights (As Restated. See Note 6)                                              Muni Intermediate Duration Fund, Inc.

                                                                                                                 For the Period
                                                                                                                August 1, 2003++
The following per share data and ratios have been derived                           For the Year Ended May 31,     to May 31,
from information provided in the financial statements.                                  2006            2005          2004
Per Share Operating Performance

       Net asset value, beginning of period                                          $      15.51    $      14.52    $      14.33
                                                                                     ------------    ------------    ------------
       Investment income--net                                                           1.04+++++       1.02+++++             .79
       Realized and unrealized gain (loss)--net                                             (.15)            1.15             .21
       Dividends and distributions to Preferred Stock shareholders:
         Investment income--net                                                             (.21)           (.11)           (.06)
         Realized gain--net                                                                 (.04)           (.02)              --
                                                                                     ------------    ------------    ------------
       Total from investment operations                                                       .64            2.04             .94
                                                                                     ------------    ------------    ------------
       Less dividends and distributions to Common Stock shareholders:
         Investment income--net                                                             (.84)           (.86)           (.65)
         Realized gain--net                                                                 (.23)           (.19)              --
                                                                                     ------------    ------------    ------------
       Total dividends and distributions to Common Stock shareholders                      (1.07)          (1.05)           (.65)
                                                                                     ------------    ------------    ------------
       Offering costs resulting from issuance of Common Stock                                  --              --           (.02)
                                                                                     ------------    ------------    ------------
       Offering and underwriting costs resulting from issuance of Preferred Stock           (.01)              --           (.08)
                                                                                     ------------    ------------    ------------
       Net asset value, end of period                                                $      15.07    $      15.51    $      14.52
                                                                                     ============    ============    ============
       Market price per share, end of period                                         $      14.52    $      13.94    $      13.10
                                                                                     ============    ============    ============

Total Investment Return**

       Based on net asset value per share                                                   4.71%          15.36%        6.09%+++
                                                                                     ============    ============    ============
       Based on market price per share                                                     12.25%          14.93%      (8.59%)+++
                                                                                     ============    ============    ============

Ratios Based on Average Net Assets Applicable to Common Stock

       Total expenses, net of waiver and excluding interest expense***                       .87%            .84%           .75%*
                                                                                     ============    ============    ============
       Total expenses, net of waiver***                                                     1.00%            .85%           .75%*
                                                                                     ============    ============    ============
       Total expenses***                                                                    1.24%           1.07%          1.03%*
                                                                                     ============    ============    ============
       Total investment income--net***                                                      6.82%           6.77%          6.51%*
                                                                                     ============    ============    ============
       Amount of dividends to Preferred Stock shareholders                                  1.36%            .74%           .48%*
                                                                                     ============    ============    ============
       Investment income--net, to Common Stock shareholders                                 5.46%           6.03%          6.03%*
                                                                                     ============    ============    ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

       Dividends to Preferred Stock shareholders                                            2.51%           1.50%           .97%*
                                                                                     ============    ============    ============

Supplemental Data

       Net assets applicable to Common Stock, end of period (in thousands)           $    573,034    $    589,802    $    552,179
                                                                                     ============    ============    ============
       Preferred Stock outstanding at liquidation preference, end of
       period (in thousands)                                                         $    320,000    $    285,000    $    285,000
                                                                                     ============    ============    ============
       Portfolio turnover                                                                     49%             54%             70%
                                                                                     ============    ============    ============

Leverage

       Asset coverage per $1,000                                                     $      2,791    $      3,069    $      2,937
                                                                                     ============    ============    ============

Dividends Per Share on Preferred Stock Outstanding

       Series M7++++--Investment income--net                                         $        613    $        372    $        190
                                                                                     ============    ============    ============
       Series T7++++--Investment income--net                                         $        624    $        377    $        192
                                                                                     ============    ============    ============
       Series W7++++--Investment income--net                                         $        623    $        374    $        188
                                                                                     ============    ============    ============
       Series TH7++++--Investment income--net                                        $        631    $        375    $        188
                                                                                     ============    ============    ============
       Series F7++++--Investment income--net                                         $        611    $        373    $        189
                                                                                     ============    ============    ============
       Series TH28++++++--Investment income--net                                     $        580              --              --
                                                                                     ============    ============    ============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Commencement of operations.

          ++++ Issued on August 20, 2003.

        ++++++ Issued on August 3, 2005.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Financial Highlights (concluded)                                                   Muni New York Intermediate Duration Fund, Inc.

                                                                                                                 For the Period
                                                                                                                August 1, 2003++
The following per share data and ratios have been derived                           For the Year Ended May 31,     to May 31,
from information provided in the financial statements.                                  2006            2005          2004
Per Share Operating Performance

       Net asset value, beginning of period                                          $      15.05    $      14.45    $      14.33
                                                                                     ------------    ------------    ------------
       Investment income--net                                                            .87+++++        .85+++++             .68
       Realized and unrealized gain (loss)--net                                             (.37)             .58             .19
       Dividends to Preferred Stock shareholders from investment income--net                (.20)           (.11)           (.06)
                                                                                     ------------    ------------    ------------
       Total from investment operations                                                       .30            1.32             .81
                                                                                     ------------    ------------    ------------
       Less dividends to Common Stock shareholders from investment income--net              (.69)           (.72)           (.54)
                                                                                     ------------    ------------    ------------
       Offering costs resulting from issuance of Common Stock                                  --              --           (.03)
                                                                                     ------------    ------------    ------------
       Offering and underwriting costs resulting from issuance of Preferred Stock              --              --           (.12)
                                                                                     ------------    ------------    ------------
       Net asset value, end of period                                                $      14.66    $      15.05    $      14.45
                                                                                     ============    ============    ============
       Market price per share, end of period                                         $      13.03    $      13.44    $      12.79
                                                                                     ============    ============    ============

Total Investment Return**

       Based on net asset value per share                                                   2.52%           9.99%        4.71%+++
                                                                                     ============    ============    ============
       Based on market price per share                                                      2.03%          10.97%     (11.46%)+++
                                                                                     ============    ============    ============

Ratios Based on Average Net Assets Applicable to Common Stock

       Total expenses, net of waiver and reimbursement***                                   1.10%           1.15%           .81%*
                                                                                     ============    ============    ============
       Total expenses***                                                                    1.33%           1.38%          1.19%*
                                                                                     ============    ============    ============
       Total investment income--net***                                                      5.89%           5.75%          5.40%*
                                                                                     ============    ============    ============
       Amount of dividends to Preferred Stock shareholders                                  1.32%            .77%           .45%*
                                                                                     ============    ============    ============
       Investment income--net, to Common Stock shareholders                                 4.57%           4.98%          4.95%*
                                                                                     ============    ============    ============

Ratios Based on Average Net Assets Applicable to Preferred Stock

       Dividends to Preferred Stock shareholders                                            2.65%           1.55%           .96%*
                                                                                     ============    ============    ============

Supplemental Data

       Net assets applicable to Common Stock, end of period (in thousands)           $     61,672    $     63,290    $     60,778
                                                                                     ============    ============    ============
       Preferred Stock outstanding at liquidation preference, end of
       period (in thousands)                                                         $     31,000    $     31,000    $     31,000
                                                                                     ============    ============    ============
       Portfolio turnover                                                                     49%             17%             21%
                                                                                     ============    ============    ============

Leverage

       Asset coverage per $1,000                                                     $      2,989    $      3,042    $      2,961
                                                                                     ============    ============    ============

Dividends Per Share on Preferred Stock Outstanding

       Series F7++++--Investment income--net                                         $        662    $        389    $        188
                                                                                     ============    ============    ============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Commencement of operations.

          ++++ Issued on August 20, 2003.

           +++ Aggregate total investment return.

         +++++ Based on average shares outstanding.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. (the "Funds" or individually, the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Stock on a daily basis. Each Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUI for Muni Intermediate Duration Fund, Inc. and MNE for Muni New York Intermediate Duration Fund, Inc.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (continued)


(c) Municipal bonds held in trust--Muni Intermediate Duration Fund, Inc. invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction, are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date.
The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At May 31, 2006, in reference to Muni Intermediate Duration Fund, Inc., the aggregate value of the underlying municipal securities transferred to TOBs was $63,088,334, the related liability for trust certificates was $30,035,000 and the range of interest rates on the liability for trust certificates was 3.50% to 3.52%.
Muni New York Intermediate Duration Fund, Inc. did not invest in these types of securities for the year ended May 31, 2006.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs--Direct expenses relating to the public offering of Muni Intermediate Duration Fund, Inc.'s Preferred Stock were charged to capital at the time of issuance of the shares.

(h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:

Muni Intermediate Duration Fund, Inc.

$6,548 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (continued)

Muni New York Intermediate Duration Fund, Inc.

$4,617 has been reclassified between undistributed net investment income and accumulated net realized capital losses on investments as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has contractually agreed to waive a portion of its fee during the first seven years of each Fund's operations ending July 31, 2010, as follows:


                                                             Fee Waiver
                                                       (As a Percentage
                                                       of Average Daily
                                                            Net Assets)

Years 1 through 5                                                  .15%
Year 6                                                             .10%
Year 7                                                             .05%
Year 8 and thereafter                                              .00%


FAM has not agreed to waive any portion of its fee beyond July 31, 2010.

For the year ended May 31, 2006, FAM earned fees and waived a portion of its fees as follows:


                                Investment Advisory                Fees
                                         Fees Earned             Waived

Muni Intermediate
  Duration Fund, Inc.                     $4,921,073         $1,342,111
Muni New York
  Intermediate Duration
  Fund, Inc.                              $  513,274          $ 139,984


In addition, FAM has agreed to reimburse its management fee by the amount of management fees Muni New York Intermediate Duration Fund, Inc. pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the year ended May 31, 2006, FAM reimbursed Muni New York Intermediate Duration Fund, Inc. in the amount of $4,124.

For the year ended May 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of ML & Co. and an affiliate of FAM, received underwriting fees of $350,000 in connection with the issuance of Muni Intermediate Duration Fund, Inc.'s Preferred Stock.

For the year ended May 31, 2006, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:



                                                          Reimbursement

Muni Intermediate Duration Fund, Inc.                           $20,430
Muni New York Intermediate Duration Fund, Inc.                  $ 1,969



Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006 as discussed in Note 7.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2006 were as follows:



                                                Muni      Muni New York
                                        Intermediate       Intermediate
                                            Duration           Duration
                                          Fund, Inc.         Fund, Inc.

Total Purchases                         $430,511,432        $44,559,841
Total Sales                             $422,993,517        $44,592,452


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Stock.



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (continued)


Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2006 were as follows:


                                                Muni      Muni New York
                                        Intermediate       Intermediate
                                            Duration           Duration
                                          Fund, Inc.         Fund, Inc.

Series M7                                      3.40%                 --
Series T7                                      3.40%                 --
Series TH7                                     3.40%                 --
Series W7                                      3.33%                 --
Series F7                                      3.32%              3.35%
Series TH28                                    3.40%                 --


Muni Intermediate Duration Fund, Inc.

Shares issued and outstanding during the year ended May 31, 2006 increased by 1,400 from the issuance of an additional series of Preferred Stock and during the year ended May 31, 2005 remained constant.


Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding during the years ended May 31, 2006 and May 31, 2005 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended May 31, 2006, MLPF&S earned commissions as follows:


                                                             Commisions

Muni Intermediate Duration Fund, Inc.                          $668,340
Muni New York Intermediate Duration Fund, Inc.                 $ 58,873


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.063000 per share and $.054000 per share relating to Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc., respectively, on June 29, 2006 to shareholders of record on June 13, 2006.


Muni Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:


                                           5/31/2006          5/31/2005

Distributions paid from:
  Tax-exempt income                  $    39,996,579    $    37,130,875
  Ordinary income                          1,319,480          7,395,390
  Net long-term capital gain               8,792,287            418,918
                                     ---------------    ---------------
Total distributions                  $    50,108,346    $    44,945,183
                                     ===============    ===============


As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     4,118,514
Undistributed tax-exempt income--net                          4,042,410
Undistributed long-term capital gains--net                    1,551,394
                                                        ---------------
Total undistributed earnings--net                             9,712,318
Capital loss carryforward                                            --
Unrealized gains--net                                       22,820,035*
                                                        ---------------
Total accumulated earnings--net                         $    32,532,353
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferrals of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.


Muni New York Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:


                                           5/31/2006          5/31/2005

Distributions paid from:
  Tax-exempt income                  $     3,723,892    $     3,510,610
                                     ---------------    ---------------
Total distributions                  $     3,723,892    $     3,510,610
                                     ===============    ===============


As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $       299,774
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               299,774
Capital loss carryforward                                    (281,623)*
Unrealized gains--net                                       2,023,526**
                                                        ---------------
Total accumulated earnings--net                         $     2,041,677
                                                        ===============

 * On May 31, 2006, the Fund had a net capital loss carryforward of $281,623, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (continued)


6. Restatement Information for Muni Intermediate Duration Fund, Inc.:
Subsequent to the issuance of its May 31, 2006 financial statements, the Muni Intermediate Duration Fund, Inc. determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds during the fiscal years ended May 31, 2006 and 2005, and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the statement of net assets, including the schedule of investments, as of May 31, 2006, the statement of operations for the year then ended, the statements of changes in net assets and certain financial highlights for each of the two years in the period then ended. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain - net and in the change in unrealized appreciation/depreciation - net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.


Statement of Net Assets
as of May 31, 2006

                                          Previously
                                            Reported           Restated

Investments in unaffiliated
  securities, at value                  $898,933,330       $928,968,330
Investments in unaffiliated
  securities, identified cost           $876,610,500       $906,041,692
Interest receivable                     $ 15,755,110       $ 16,081,343
Total assets                            $914,832,347       $945,193,580
Trust certificates                                --       $ 30,035,000
Interest expense payable                          --       $    326,233
Total liabilities                       $ 21,638,760       $ 51,999,993
Undistributed investment
  income--net                           $  4,310,990       $  4,311,098
Undistributed realized capital
  gains--net                            $  5,815,187       $  5,211,271
Unrealized appreciation--net            $ 22,406,176       $ 23,009,984



Statement of Operations for the
Year Ended May 31, 2006

                                          Previously
                                            Reported           Restated

Interest                               $  44,647,191      $  45,445,990
Total income                           $  44,647,191      $  45,445,990
Interest expense and fees                         --      $     798,799
Total expenses before waiver
  and reimbursement                    $   6,375,552      $   7,174,351
Total expenses after waiver
  and reimbursement                    $   5,033,441      $   5,832,240
Realized gain on
  investments--net                     $   6,154,634      $   6,122,452
Total realized gain--net               $   7,023,492      $   6,991,310
Change in unrealized
  appreciation/depreciation
  on investments--net                  $(16,897,855)      $(16,865,673)
Total change in unrealized
  appreciation/depreciation--net       $(12,802,039)      $(12,769,857)



Statement of Changes in Net Assets for the Year Ended May 31, 2006

                                          Previously
                                            Reported           Restated

Realized gain--net                     $   7,023,492      $   6,991,310
Change in unrealized appreciation/
  depreciation--net                    $(12,802,039)      $(12,769,857)
Undistributed investment
  income--net                          $   4,310,990      $   4,311,098



Statement of Changes in Net Assets for the Year Ended May 31, 2005

                                          Previously
                                            Reported           Restated

Realized gain--net                      $ 10,418,746       $  9,847,121
Change in unrealized appreciation/
  depreciation--net                     $ 33,195,645       $ 33,767,270


Financial Highlights for Muni Intermediate Duration Fund, Inc.
For the Years Ended May 31, 2006 and 2005

                                                    2006                          2005

                                          Previously                    Previously
                                            Reported   Restated           Reported   Restated
Total expenses, net of waiver***                .87%      1.00%               .84%       .85%
Total expenses***                              1.10%      1.24%                 --         --
Portfolio turnover                            50.53%        49%             54.55%        54%

  *** Do not reflect the effect of dividends to Preferred Stock shareholders.



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (concluded)


While the Statement of Net Assets for the Fund as of May 31, 2005, not presented herein, has not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for trust certificates and interest and fees by corresponding amounts at each year, with no effect on previously reported net assets.

The Statement of Operations for the Fund for the year ended May 31, 2005, not presented herein, has not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts, and where applicable, to revise realized gain (loss) on investments - net, and the change in un-realized appreciation/depreciation on investments - net, by corresponding and offsetting amounts with no effect on previously reported net increase in net assets resulting from operations.


7. Subsequent Event:
On September 29, 2006, BlackRock, Inc. and ML & Co. combined ML & Co.'s investment management business, Merrill Lynch Investment Managers, L.P., and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. were renamed BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc., respectively.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each of the Funds and the Manager became effective on September 29, 2006.



ANNUAL REPORTS                                                     MAY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Muni Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of Muni Intermediate Duration Fund, Inc. (the "Fund") as of May 31, 2006, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2005 (before the restatement described in Note 6) and the financial highlights for the year then ended (before the restatement described in Note 6) were audited by other auditors whose report, dated July 13, 2005, expressed a qualified opinion on that financial statement and financial highlights because of the errors described in Note 6.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of Muni Intermediate Duration Fund, Inc. referred to above, present fairly, in all material respects, its financial position as of May 31, 2006, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the statement of net assets, including the schedule of investments as of May 31, 2006, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended have been restated.

We also have audited the adjustments, applied by management, to restate the statement of changes in net assets for the year ended May 31, 2005 and certain financial highlights for the year then ended, to correct the errors described in Note 6. These adjustments are the responsibility of the Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated statement of changes in net assets for the year ended May 31, 2005, and to the restated information in its financial highlights for the year then ended. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to the Fund's financial statements or financial highlights as of May 31, 2005, might be necessary in order for such financial statements or financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the statement of changes in net assets of the Fund for the year ended May 31, 2005, and to its financial highlights for the year then ended, for the restatement described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Fund's financial statements or financial highlights as of May 31, 2005, other than with respect to the adjustments to the Fund's statement of changes in net assets and its financial highlights for the restatement described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on the Fund's financial statements as of May 31, 2005, or on its financial highlights for the year then ended.


Deloitte & Touche LLP
Princeton, New Jersey

May 18, 2007



ANNUAL REPORTS                                                     MAY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Muni New York Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of net assets of Muni New York Intermediate Duration Fund, Inc. (the "Fund"), including the schedule of investments, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muni New York Intermediate Duration Fund, Inc. at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


(Ernst & young LLP)
Philadelphia, Pennsylvania
July 14, 2006



ANNUAL REPORTS                                                     MAY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Muni Intermediate Duration Fund, Inc.:

We have audited, before the effects of the adjustments for the correction of the error described in Note 6, the accompanying statement of changes in net assets of Muni Intermediate Duration Fund Inc. (the "Fund") for the year ended May 31, 2005, and financial highlights for the year then ended and the period August 1, 2003 (commencement of operations) to May 31, 2004 (the 2005 financial statement and financial highlights referred to above before the effects on the adjustments discussed in Note 6 are not presented herein). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of Muni Intermediate Duration Fund, Inc. for the year ended May 31, 2005, and the financial highlights, except for the error described in Note 6, for the year then ended and the period August 1, 2003 (commencement of operations) to May 31, 2004, in conformity with U.S. generally accepted accounting principles.

We were not engaged to audit, review, or apply any procedures to the adjustments for the correction of the error described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by Deloitte & Touche LLP.


(Ernst & young LLP)
Philadelphia, Pennsylvania
July 13, 2005



ANNUAL REPORTS                                                     MAY 31, 2006



Important Tax Information


All of the net investment income distributions paid by Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. during the taxable period ended May 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by Muni Intermediate Duration Fund, Inc. during the year:


                                 Payable         Ordinary     Long-Term
                                   Date           Income    Capital Gains

Common Stock Shareholders        12/29/2005       $.029664       $.197670

Preferred Stock Shareholders:

Series M7                        10/18/2005          $2.49         $17.06
                                 10/25/2005          $2.25         $15.46
                                 11/01/2005          $2.35         $16.09
                                 11/08/2005          $2.17         $14.88
                                 11/15/2005          $2.69         $17.23
                                 11/22/2005          $2.74         $17.54
                                 11/29/2005          $1.34         $ 8.52

Series T7                        10/19/2005          $2.42         $16.62
                                 10/26/2005          $2.40         $16.42
                                 11/02/2005          $2.42         $16.57
                                 11/09/2005          $2.55         $17.51
                                 11/16/2005          $2.69         $17.15
                                 11/23/2005          $2.78         $17.72
                                 11/30/2005          $0.95         $ 6.03

Series W7                        10/20/2005          $2.37         $16.29
                                 10/27/2005          $2.40         $16.42
                                 11/03/2005          $2.42         $16.62
                                 11/10/2005          $2.54         $17.38
                                 11/17/2005          $2.65         $16.91
                                 11/25/2005          $3.20         $20.40
                                 12/01/2005          $0.55         $ 3.44



                                 Payable         Ordinary     Long-Term
                                   Date           Income    Capital Gains

Preferred Stock Shareholders (concluded):

Series TH7                       10/21/2005          $2.35         $16.09
                                 10/28/2005          $2.35         $16.15
                                 11/04/2005          $2.54         $17.38
                                 11/11/2005          $3.78         $24.66
                                 11/18/2005          $1.52         $ 9.86
                                 11/25/2005          $2.75         $17.89
                                 12/02/2005          $1.14         $ 7.46

Series F7                        10/17/2005          $2.14         $14.62
                                 10/24/2005          $2.35         $16.09
                                 10/31/2005          $2.29         $15.78
                                 11/07/2005          $2.54         $17.38
                                 11/14/2005          $2.51         $16.00
                                 11/21/2005          $2.72         $17.49
                                 11/28/2005          $1.36         $ 8.65

Series TH28                      12/23/2005          $4.96         $32.96



ANNUAL REPORTS                                                     MAY 31, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



ANNUAL REPORTS                                                     MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Boards

In connection with the Transaction between Merrill Lynch and BlackRock, each Fund's Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If each Fund's New Investment Advisory Agreement is approved by shareholders of the Fund, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors, approved the applicable New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of each Fund's Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek Board approval before making any changes;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15 (f) of the Investment Company Act of 1940 Act (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;



ANNUAL REPORTS                                                     MAY 31, 2006



* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each New Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees will increase by virtue of the Fund's New Investment Advisory Agreement, but will remain the same;

* that within the past year each Fund's Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

* that Merrill Lynch agreed to pay all expenses of each Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered by each Board were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials for each Fund included
(a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Fund's Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors considered information received in connection with their most recent continuation of the Fund's Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's New Investment Advisory Agreement. Neither Fund's directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. Each Fund's directors made their determinations separately in respect of the Fund. The directors of each Fund, including a majority of the independent directors, concluded that the terms of the Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.



ANNUAL REPORTS                                                     MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Fund's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



ANNUAL REPORTS                                                     MAY 31, 2006



In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, each Fund's directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



ANNUAL REPORTS                                                     MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also approved a contingent subadvisory agreement (each a "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). Each Fund's Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Fund's Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If each Fund's shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Fund's Board in the period up to the closing of the Transaction. The effectiveness of each Fund's Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in either Fund's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Fund's Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in each Fund's Contingent Subadvisory Agreement, the Fund's Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of each Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. Each Fund's Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the applicable Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of the Fund's shareholders.



ANNUAL REPORTS                                                     MAY 31, 2006


Officers and Directors

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Funds          Served     Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*  President      2005 to    President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011         and            present    2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,            Director                  Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 51                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of OppenheimerFunds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and
   Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
   Mr. Doll serves at the pleasure of the Board of Directors.


Independent Directors*


Donald W. Burton      Director       2003 to    General Partner of The Burton Partnership,       23 Funds       Knology, Inc.
P.O. Box 9095                        present    Limited Partnership (an investment               42 Portfolios  (telecommuni-
Princeton,                                      partnership) since 1979; Managing General                       cations) and
NJ 08543-9095                                   Partner of The South Atlantic Venture Funds                     Symbion, Inc.
Age: 62                                         since 1983; Member of the Investment Advisory                   (healthcare)
                                                Council of the Florida State Board of
                                                Administration since 2001.


John Francis O'Brien  Director       2004 to    President and Chief Executive Officer of         23 Funds       ABIOMED
P.O. Box 9095                        present    Allmerica Financial Corporation (financial       42 Portfolios  (medical device
Princeton,                                      services holding company) from 1995 to 2002                     manufacturer),
NJ 08543-9095                                   and Director from 1995 to 2003; President                       Cabot
Age: 63                                         of Allmerica Investment Management Co., Inc.                    Corporation
                                                (investment adviser) from 1989 to 2002,                         (chemicals),
                                                Director from 1989 to 2002 and Chairman of                      LKQ Corporation
                                                the Board from 1989 to 1990; President, Chief                   (auto parts
                                                Executive Officer and Director of First                         manufacturing)
                                                Allmerica Financial Life Insurance Company from                 and TJX
                                                1989 to 2002 and Director of various other                      Companies, Inc.
                                                Allmerica Financial companies until 2002;                       (retailer)
                                                Director since 1989, Member of the Governance
                                                Nominating Committee since 2004, Member of
                                                the Compensation Committee since 1989 and
                                                Member of the Audit Committee from 1990 to
                                                2004 of ABIOMED; Director, Member of the
                                                Governance and Nomination Committee and
                                                Member of the Audit Committee of Cabot
                                                Corporation since 1990; Director and Member of
                                                the Audit Committee and Compensation Committee
                                                of LKQ Corporation since 2003; Lead Director of
                                                TJX Companies, Inc. since 1999; Trustee of the
                                                Woods Hole Oceanographic Institute since 2003.


David H. Walsh        Director       2003 to    Consultant with Putnam Investments from 1993     23 Funds       None
P.O. Box 9095                        present    to 2003, and employed in various capacities      42 Portfolios
Princeton,                                      therewith from 1973 to 1992; Director,
NJ 08543-9095                                   Massachusetts Audubon Society from 1990 to
Age: 64                                         1997; Director, The National Audubon Society
                                                from 1998 to 2005; Director, The American Museum
                                                of Fly Fishing since 1997.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


ANNUAL REPORTS                                                     MAY 31, 2006


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Funds          Served     Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Fred G. Weiss**       Director       2003 to    Managing Director of FGW Associates since        23 Funds       Watson
P.O. Box 9095                        present    1997; Vice President, Planning, Investment and   42 Portfolios  Pharmaceuticals,
Princeton,                                      Development of Warner Lambert Co. from 1979                     Inc.
NJ 08543-9095                                   to 1997; Director of the Michael J. Fox                         (pharmaceutical
Age: 64                                         Foundation for Parkinson's Research since                       company)
                                                2000; Director of BTG International Plc
                                                (a global technology commercialization company)
                                                since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



Fund Officers*


Donald C. Burke       Vice           2003 to    Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011         President      present    First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,            and                       and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011         Treasurer                 President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 45                                         Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                                2004.


Kenneth A. Jacob      Senior         2003 to    Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011         Vice           present    of MLIM from 1997 to 2000.
Princeton,            President
NJ 08543-9011
Age: 55


John M. Loffredo      Senior         2003 to    Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011         Vice           present    of MLIM from 1997 to 2000.
Princeton,            President
NJ 08543-9011
Age: 42


Timothy T. Browse     Vice           2004 to    Vice President (Tax-Exempt Fund Management) of MLIM since 2004; Vice President,
P.O. Box 9011         President      present    portfolio manager and team leader of the Municipal Investments Team with Lord
Princeton,                                      Abbet & Co. from 2000 to 2003; Vice President and portfolio manager in the
NJ 08543-9011                                   municipal fund management group of Eaton Vance Management, Inc. from 1992 to
Age: 47                                         2000.


Robert A. DiMella     Vice           2003 to    Managing Director (Tax-Exempt Fund Management) of MLIM since 2004; Director
P.O. Box 9011         President      present    of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2002.
Princeton,
NJ 08543-9011
Age: 39


Jeffrey Hiller        Chief          2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance     present    President and Chief Compliance Officer of MLIM (Americas Region) since 2004;
Princeton,            Officer                   Chief Compliance Officer of the IQ Funds since 2004; Global Director of
NJ 08543-9011                                   Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing
Age: 54                                         Director and Global Director of Compliance at Citigroup Asset Management from
                                                2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in Washington,
                                                D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary      2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present    to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Funds serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
Computershare Trust
Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


Laurie Simon Hodrick resigned as a Director of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. effective May 1, 2006.



ANNUAL REPORTS                                                     MAY 31, 2006



Officers and Directors (concluded)


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Funds. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Funds. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.



Investment Objectives


NYSE Symbol   Muni Intermediate Duration Fund, Inc. seeks to provide
MUI           shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol   Muni New York Intermediate Duration Fund, Inc. seeks to provide
MNE           shareholders with high current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.



Fund Certifications


In September 2005, Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. filed their Chief Executive Officer Certifications for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



ANNUAL REPORTS                                                     MAY 31, 2006



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1,
           2006), (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G.
           Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending May 31, 2006 - $34,000
                                Fiscal Year Ending May 31, 2005 - $33,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending May 31, 2006 - $3,500
                                Fiscal Year Ending May 31, 2005 - $3,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -       Fiscal Year Ending May 31, 2006 - $6,000
                                Fiscal Year Ending May 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending May 31, 2006 - $0
                                Fiscal Year Ending May 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2006 - $9,500
               Fiscal Year Ending May 31, 2005 - $9,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Donald W. Burton
           Laurie Simon Hodrick (resigned as of May 1, 2006)
           John F. O'Brien
           David H. Walsh
           Fred G. Weiss

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures
           ------------------------------------

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2006.

           (a)(1) Mr. Robert A. DiMella is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. DiMella has been a portfolio manager with MLIM since 1997, was a Vice President of MLIM from 1997 to 2001, was a Director (Tax-Exempt Fund Management) of MLIM from 2002 to 2004, has been a Managing Director of MLIM since 2004 and has 16 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been the portfolio manager and a Vice President of the Fund since 2003.


           (a)(2)  As of May 31, 2006:



                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
     (i) Name of         Registered       Other Pooled                     Registered      Other Pooled
     Portfolio           Investment        Investment       Other          Investment       Investment       Other
     Manager             Companies          Vehicles       Accounts        Companies         Vehicles       Accounts
     Robert A.
     DiMella                        5              1              0                0                 1             0
                     $  2,384,791,962    $  23,409,341      $     0          $     0      $ 23,409,341       $     0

            (iv) Potential Material Conflicts of Interest

       Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

       Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

       To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

       In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

       (a)(3)  As of May 31, 2006:

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

        Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

        Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

       (a)(4)  Beneficial Ownership of Securities.      As of May 31, 2006,
               Mr. DiMella does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of May 18, 2007, the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR/A was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated restatement of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Subsequent to the initial filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at May 31, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended May 31, 2006, including prior periods where applicable, were restated to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. The restatement had no impact on net assets, net asset value per share or total return.

           Subsequent to May 31, 2006, but prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at May 18, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to May 31, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Muni Intermediate Duration Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Muni Intermediate Duration Fund, Inc.


Date: June 7, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Muni Intermediate Duration Fund, Inc.


Date: June 7, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Muni Intermediate Duration Fund, Inc.


Date: June 7, 2007